Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
(14) Subsequent Events
Employee Compensation
On August 5, 2021, the Company granted 895,820 equity awards under the 2021 Omnibus Incentive Plan to certain officers. On that date, the Board also authorized management to make grants and awards of cash or options or other equity securities to non-executive
officers of the Company under the 2021 Omnibus Incentive Plan in compliance with the plan, of which 1,357,838 equity awards were granted on August 9, 2021.
Phantom shares
In the third quarter of 2021, the Company used the net proceeds received by it from the IPO, together with cash on hand, to satisfy payments relating to vested phantom shareholders that became due upon the completion of the IPO. See Note 9, “Employee Compensation” for additional information.
Contingent consideration
On July 9, 2021, the Company made payments of $3.6 million to the sellers of TaskUs Holdings, Inc, in relation to the contingent consideration arising from certain tax benefits realized as a result of the Blackstone Acquisition. See Note 8(b), “Commitments and Contingencies” for additional information.

(14) Subsequent Events The Company has evaluated subsequent events and have determined that there are no subsequent events that require disclosure.